AMENDMENT TO THE

                    POSTPONEMENT AND SUBORDINATION AGREEMENT

     This Amendment to the Postponement and Subordination Agreement (this "Amendment") is made and entered into as of May 03, 2011, by and among CANADIAN IMPERIAL BANK OF COMMERCE (the "Senior Lender"), ORCHARD INVESTMENTS, LLC, RICHARD S. RESSLER, BLACK FAMILY 1997 TRUST, LEON D. BLACK UAD 11/30/92 FBO ALEXANDER BLACK, LEON D. BLACK UAD 11/30/92 FBO BENJAMIN BLACK, LEON D. BLACK UAD 11/30/92 FBO JOSHUA BLACK, LEON D. BLACK UAD 11/30/92 FBO VICTORIA BLACK, LEON D. BLACK and JOHN J. HANNAN (collectively, the "Subordinate Lender"), and ESW CANADA INC., ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC. ("Worldwide"), ESW TECHNOLOGIES INC., ESW AMERICA INC. AND BBL TECHNOLOGIES INC. (collectively, the "Obligors").

                                    RECITALS

     WHEREAS, on or about February 17, 2011, Worldwide issued to the Subordinate Lender unsecured subordinated promissory notes in the aggregate principal amount of USD $3,000,000, which issuance was subject to the Postponement and Subordination Agreement dated as of February 16, 2011, by and among the Senior Lender, the Subordinate Lender and the Obligors (the "Original Agreement");

     WHEREAS, Worldwide desires to issue to the Subordinate Lender additional unsecured subordinated promissory notes in the aggregate principal amount of USD $1,000,000; and

     WHEREAS, in furtherance of the foregoing, the parties hereto desire to amend the Original Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

     1. DEFINED TERMS. All capitalized terms used herein, and not otherwise defined, shall have the meanings ascribed to them in the Original Agreement.

     2. AMENDMENTS TO THE ORIGINAL AGREEMENT.

     (a) The definition of "Subordinate Credit Agreement" is hereby amended in its entirety as follows:

     ""SUBORDINATE CREDIT AGREEMENT" means the unsecured subordinated promissory note or notes in the aggregate principal amount of USD$4,000,000 issued by Worldwide to the Subordinate Lender from time to time, as the same may, subject to the provisions hereof, be amended, modified, restated, replaced, supplemented or renewed from time to time."

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     (b) Section 3(b)(i) of the Original Agreement is hereby amended by replacing "USD$3,000,000" with "USD$4,000,000".

     (c) Section 10 of the Original Agreement is hereby amended by deleting the words "as of the date hereof" in clause (ii).

     3. EFFECTIVNESS. This Amendment will become effective immediately upon execution by the parties hereto (the "Effective Date").

     4. REFERENCES TO THE AGREEMENT. From and after the Effective Date, all references to the Original Agreement (including for purposes of incorporation by reference into any and all existing or future riders and/or schedules to the Original Agreement) will be deemed to be references to the Original Agreement after giving effect to this Amendment.

     5. NO OTHER AMENDMENTS. Except as expressly set forth herein, the Original Agreement remains in full force and effect in accordance with its terms and nothing contained herein will be deemed to (a) be a waiver, amendment, modification or other change of any provision of the Original Agreement or any other document, (b) be a consent to any transaction or (c) prejudice any rights which any party may have under the Original Agreement and/or any other document.

     6. FURTHER ASSURANCES. The parties agree that they shall at all times do, execute, acknowledge and deliver all such acts, deeds and agreements as may be reasonably necessary or desirable to give effect to the terms and provisions of this Amendment, including any and all acts, deeds or agreements as may be necessary for the purpose of registering or filing notice of the terms and provisions of this Amendment.

     7. GOVERNING LAW. This Amendment shall be exclusively (without regard to any rules or principles relating to conflicts of laws) governed by and interpreted in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein and shall be treated in all respects as an Ontario contract and the parties hereto hereby submit to the exclusive jurisdiction of the courts of the Province of Ontario. Time shall be in all respects of the essence herein.

     8. COUNTERPARTS. This Amendment may be executed in any number of counterparts or by facsimile or PDF, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

                                   * * * * *




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



     IN WITNESS WHEREOF the parties have duly executed this Amendment as of the date written above.

SENIOR LENDER:

                   CANADIAN IMPERIAL BANK OF COMMERCE

                   By:
                          ------------------------------------------
                          Name:
                          Authorized Signing Officer


                   By:
                          ------------------------------------------
                          Name:
                          Authorized Signing Officer

SUBORDINATE LENDER:

                   BLACK FAMILY 1997 TRUST,
                   by its authorized trustee

                   By:
                          -----------------------------------------
                          John J. Hannan

SUBORDINATE LENDER CONTINUED:

                   LEON D. BLACK TRUST UAD 11/30/92
                   FBO ALEXANDER BLACK,
                   by its authorized trustee

                   By:
                          -------------------------------------------------
                          John J. Hannan




                   LEON D. BLACK TRUST UAD 11/30/92
                   FBO BENJAMIN BLACK,
                   by its authorized trustee

                   By:
                          -------------------------------------------------
                          John J. Hannan




                   LEON D. BLACK TRUST UAD 11/30/92
                   FBO JOSHUA BLACK,
                   by its authorized trustee

                   By:
                          -------------------------------------------------
                          John J. Hannan




                   LEON D. BLACK TRUST UAD 11/30/92
                   FBO VICTORIA BLACK,
                   by its authorized trustee

                   By:
                          -------------------------------------------------
                          John J. Hannan

SUBORDINATE LENDER CONTINUED:



                                      )
                                      )
---------------------------------
---------------------------------        ------------------------- -----
WITNESS                              )   LEON D. BLACK             l/s
Name:                                )
               ------------------
Address:                             )
               ------------------
                                     )
               ------------------
                                     )
               ------------------
                                     )
               ------------------




                                     )
                                     )
---------------------------------
---------------------------------        ------------------------- -----
WITNESS                              )   JOHN J. HANNAN            l/s
Name:                                )
               ------------------
Address:                             )
               ------------------
                                     )
               ------------------
                                     )
               ------------------
                                     )
               ------------------

SUBORDINATE LENDER CONTINUED:

                                             )
                                             )
-----------------------------------------
-----------------------------------------        ------------------------- -----
WITNESS                                      )   RICHARD S. RESSLER          l/s
Name:                                        )
               --------------------------
Address:                                     )
               --------------------------
                                             )
               --------------------------
                                             )
               --------------------------
                                             )
               --------------------------

SUBORDINATE LENDER CONTINUED:



                   ORCHARD INVESTMENTS, LLC,
                   by its authorized manager, Orchard Capital Corporation

                   By:
                          ------------------------------------------------
                          Richard S. Ressler
                          President

OBLIGORS:

                   ESW CANADA INC.

                                 By:
                                        ---------------------------------------
                                        Name:
                                        Title:




                   ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC.

                                 By:
                                        ---------------------------------------
                                        Name:
                                        Title:




                   ESW TECHNOLOGIES INC.

                                 By:
                                        ---------------------------------------
                                        Name:
                                        Title:




                   ESW AMERICA INC.

                                 By:
                                        ---------------------------------------
                                        Name:
                                        Title:




                   BBL TECHNOLOGIES INC.

                                 By:
                                        ---------------------------------------
                                        Name:
                                        Title:





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